UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 11, 2016

FASTFUNDS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-33053	87-0425514
(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 400, West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 514-9042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 1.01	Entry into a Material Definitive Agreement

Effective August 11, 2016, FastFunds Financial Corporation (“FFFC”) completed the execution of a PURCHASE AND ASSIGNMENT OF MEMBERSHIP INTERESTS, ASSUMPTION OF OBLIGATIONS, AND AGREEMENT TO BE BOUND BY LIMITED LIABILITY COMPANY OPERATING AGREEMENT (the “Agreement”) made and entered into as of August 1, 2016, by and among Daniel Unsworth, Brawnstone Security CO, Inc., and Brawnstone Security, LLC; through which FFFC acquired the remaining 30% membership interest in Brawnstone Security, LLC from Mr. Unsworth. Accordingly, with this purchase, FFFC, through its wholly owned subsidiary Brawnstone Security CO, Inc., now owns 100% of the outstanding membership interests in Brawnstone Security, LLC effective on August 1, 2016.

Item 7.01	Regulation FD Disclosure

The disclosures in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.1

PURCHASE AND ASSIGNMENT OF MEMBERSHIP INTERESTS, ASSUMPTION OF OBLIGATIONS, AND AGREEMENT TO BE BOUND BY LIMITED LIABILITY COMPANY OPERATING AGREEMENT (the “Agreement”) made and entered into as of August 1, 2016, by and among Daniel Unsworth, Brawnstone Security CO, Inc., and Brawnstone Security, LLC dated August 1, 2016. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 11, 2016	FASTFUNDS FINANCIAL CORPORATION

	By:	/s/ Henry Fong
Henry Fong Chief Executive Officer